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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                            ----------------------

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    October 21, 1996
                                                --------------------------------

                        FIRST INDEPENDENCE CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


         MICHIGAN                         0-15777               38-2583843
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(State of Other Jurisdiction             (Commission           (IRS Employer
     of Incorporation)                   File Number)        Identification No.)


     44 MICHIGAN AVENUE, DETROIT, MICHIGAN                           48226
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (313)  256-8400
                                                   -----------------------------


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        (Former Name or Former Address, if Changed Since Last Report)

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This amendment is filed to expand the disclosures in Item 4 and to add Item 7.

ITEM 4.         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                During September and October, 1996, the Corporation's Audit Committee recommended solicitation of proposals from several independent accountants for the 1996 audit in an effort to reduce costs. The Audit Committee recommended that Crowe, Chizek and Company, LLP, serve as the Corporation's independent accountants for 1996 after reviewing competitive proposals from certain firms. The selection of Crowe, Chizek and Company, LLP, was approved by the Board of Directors on October 21, 1996.

                The Corporation has never previously consulted Crowe, Chizek and Company with respect to the application of any accounting principle to any specific transaction, nor with respect to any other matter.

                Coopers and Lybrand, LLP was the Corporation's independent accountant from 1986 through 1995. There has not been, during the most recent two fiscal years nor during any subsequent interim period through October 21, 1996, when Crowe, Chizek and Company was selected by the Board of Directors, nor during any prior period, any disagreement between Coopers and Lybrand and the Corporation or other matters or events required to be reported pursuant to Item 304(a)(1)(iv) and (v) of Regulation S-K between such parties on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Furthermore, the reports by Coopers and Lybrand on the Corporation's financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified nor modified as to uncertainty, audit scope, or accounting principles. The report for fiscal year 1995 contained a paragraph which emphasized certain disclosures in the footnotes to the financial statements. A copy of that report is set forth at page 41 of the 10-KSB filed June 28, 1996 for fiscal year 1995 (which is incorporated herein by reference). There were no disagreements between the Corporation and Coopers and Lybrand regarding that paragraph. Coopers and Lybrand did not resign or decline to stand for re-election. It was not selected as independent accountant for 1996 based on the Audit Committee's evaluation of the competing proposals.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

        (c)     List of Exhibits:

                Exhibit No.     Description
                -----------     -----------

                (13) 10-KSB for year ended December 31, 1995, page 41, Report of Independent Accountants, dated March 22, 1996, except for Note 2, as to which the date is June 25, 1996.

                (16) Letter from Coopers and Lybrand, L.L.P., dated November 5, 1996.




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                                  SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST INDEPENDENCE CORPORATION
                                                      (Registrant)



Date   November 5, 1996                     By: \s\ Don Davis
     -------------------                        -----------------------------
                                                    Don Davis

                                            Its:  Chairman and Interim CEO
                                                -----------------------------

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                                EXHIBIT INDEX


                                                              SEQUENTIALLY
EXHIBIT                                                         NUMBERED
NUMBER                       DESCRIPTION                          PAGE
-------                      -----------                      ------------
16            Letter from Coopers and Lybrand, L.L.P. dated
              November 5, 1996
